July 27, 2016

ULTIMUS MANAGERS TRUST

Galapagos Partners Select Equity Fund

Supplement to Prospectus and Statement of Additional Information, each dated March 29, 2016

Important Notice Regarding Change in Investment Policy

This supplement updates certain information in the Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of the Galapagos Partners Select Equity Fund (the “Fund”) to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI free of change, please contact the Galapagos Partners Select Equity Fund at 1-800-592-7722.

Effective September 26, 2016 (the “Effective Date”) the Fund will change its name to “Galapagos Partners Select Fund” and remove the following principal investment policy: “Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. and foreign equity securities listed on U.S. stock exchanges.” Therefore on and after the Effective Date the Fund will no longer be required to meet the 80% investment policy.

Investors Should Retain this Supplement for Future Reference